SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 2, 2007

Date of Report

August 30, 2007

(Date of earliest event reported)

Micro-Tech Identification Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52174	80-0137632
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1608 West 2225 South, Woods Cross, UT  84087

(Address of principal executive offices, including zip code)

801-295-3400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02  Unregistered Sales of Equity Securities

On August 30, 2007, the Company issued 518,856 “restricted” shares of common stock to Tryant, LLC in exchange for debt retirement in the amount of $12,971.

The shares were sold to an accredited investor in a private transaction without registration in reliance on the exemption provided by Section 4(2) and or 4(6) of the Securities Act of 1933, as amended.  No broker was involved, and no commissions were paid in the transaction.

Following the issuance of the above shares, Tryant, LLC now owns 643,856 or 92.72% of the total issued and outstanding shares of the Company.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MICRO-TECH IDENTIFICATION SYSTEMS, INC.

Date:  October 2, 2007

By:  /s/ Jeff Jenson

Jeff Jenson

President